                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number _____________

                     SCUDDER RREEF REAL ESTATE FUND II, INC.
                     ---------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                   -------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        12/31

Date of reporting period:       12/31/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder RREEF Real Estate Fund II, Inc.

Annual Report to Stockholders

December 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Dividend Reinvestment and Cash Purchases Plan

<Click Here> Directors and Officers

<Click Here> Account Management Resources

Investments in funds involve risk. The Fund is non-diversified and can take larger positions in fewer companies, increasing its overall risk profile. REIT Investments can be affected by interest rate moves, economic cycles, and tax and regulatory requirements. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary December 31, 2003

Past results are not necessarily indicative of future performance of the Fund. Investment return and principal value will fluctuate.

Total Return
Life of Fund*
Based on Net Asset Value(a)	10.04%
Based on Market Price	3.99%
NAREIT Equity REIT Index+	13.70%

Net Asset Value and Market Price
	As of 12/31/03	As of 8/29/03 (Issue Price)
Net Asset Value	$ 15.45	$ 14.33[b]
Market Price	$ 15.30	$ 15.00

Distribution Information
Life of Fund*: December Income Dividend (common shareholders)	$ .10
Income Dividends (common shareholders)	$ .30

* The Fund commenced operations on August 29, 2003. Index comparison begins August 31, 2003.
a Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price. Total returns would have been lower had certain expenses not been reduced.
b Beginning per share amount reflects $15.00 initial public offering price net of sales load ($0.675 per share).
+ The NAREIT Equity REIT Index is an unmanaged weighted index of REITs which own, or have "equity interest" in, rental estate (rather than making loans secured by real estate collateral). Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

Scudder RREEF Real Estate Fund II, Inc.: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Investment Manager"), which is part of Deutsche Asset Management, is the investment manager for Scudder RREEF Real Estate Fund II, Inc. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. RREEF America, L.L.C. ("RREEF" or the "Investment Advisor"), which is part of DB Real Estate, the real estate investment management group of Deutsche Asset Management, is the investment advisor for the fund. RREEF is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. and RREEF are indirect, wholly owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is an international commercial and investment banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Karen J. Knudson

RREEF Partner and Manager of the fund.

• Joined RREEF in 1995 and Deutsche Asset Management, Inc. in 2002.

• Over 20 years of investment industry experience.

• MBA, University of California at Berkeley.

John F. Robertson

CFA, RREEF Partner and Manager of the fund.

• Joined RREEF in 1997 and Deutsche Asset Management, Inc. in 2002.

• Prior to that, Assistant Vice President of Lincoln Investment Management responsible for REIT research.

• Over 12 years of investment industry experience.

John W. Vojticek*

* Effective February 24, 2004, Mr. Vojticek has left the firm.

Vice President of RREEF and Manager of the fund.

• Joined RREEF in 1996 and Deutsche Asset Management, Inc. in 2002.

• 6 years of investment industry experience.

Mark D. Zeisloft

CFA, Vice President of RREEF and Manager of the fund.

• Joined RREEF in 1996 and Deutsche Asset Management, Inc. in 2002.

• Over 12 years of investment industry experience.

• MBA, University of Chicago.

In the following interview, Portfolio Managers Karen J. Knudson, Mark D. Zeisloft, John F. Robertson and John W. Vojticek discuss the market environment, performance results and positioning of Scudder RREEF Real Estate Fund II, Inc. (Amex listing SRO) for the fiscal year ended December 31, 2003.

Q: How did Scudder RREEF Real Estate Fund II, Inc. perform since its inception on August 29, 2003?

A: The fund posted a 3.99% market price return and a 10.04% net asset value return for the period beginning with the fund's inception on August 29, 2003, and ending December 31, 2003. (See page 4 for additional information.) Past performance is no guarantee of future results. Although the fund's benchmark, the NAREIT Equity REIT Index,1 was up 13.70% during this same period, investors should keep in mind that during the start-up phase of the fund, it required some time to invest all the cash raised during the offering (approximately $500 million). In addition, we had to put all this money to work during a period when the markets were already up significantly, which added to the challenge of finding investments with attractive valuations.

1 The NAREIT Equity REIT Index is an unmanaged, weighted index of REITs that own or have equity interest in real estate (rather than making loans secured by real estate collateral).

Q: What is RREEF?

A: RREEF America, L.L.C. (RREEF), founded in 1975 and headquartered in Chicago, is the North American business unit of D B Real Estate, a unit of Deutsche Bank AG. RREEF is a full-service real estate investment advisor that manages approximately $21 billion of real estate assets on behalf of its clients, of which $5.25 billion is in real estate securities and approximately $15.75 billion is invested directly in real estate (as of December 31, 2003). Across the United States, RREEF has more than 400 property management professionals located in 30 major metropolitan areas. These professionals provide real-time information on market rents, vacancy rates and property values. The information advantage we obtain from this vast direct-side portfolio helps us to anticipate the trends within the various sectors of the real estate market and to evaluate how these trends will likely affect the REIT universe. RREEF is the investment advisor of Scudder RREEF Real Estate Fund II, Inc., and manages the day-to-day operations of the fund's investment portfolio.

Q: What macro factors contributed to the strong performance of REITs during the period?

A: At the start of the year, investor optimism and attractive valuations created a positive environment for REITs. While the war in Iraq and deflationary warnings from the Fed gave investors pause, in March, a war-relief rally took place, as investors grew optimistic that the main campaign would not last long. During the second quarter, economic and political conditions continued to improve, driving a movement into stocks in general and REITs in particular. A significant number of corporate earnings announcements during the quarter met or exceeded expectations, and earnings estimates were revised up going forward. Furthermore, the low-interest-rate environment and declining yields on bond investments drew more attention to equities, as investors sought higher returns. The case for owning equities was strengthened by a $350 billion US tax cut and an accommodative Federal Reserve Board. Finally, while the journey to freedom and democracy in Iraq was by no means at an end, the conclusion of major military operations toward the end of April provided the equity markets with a degree of geopolitical stability not seen in the last two years.

Reasonable yield in a low-interest-rate environment is often cited as the primary factor for the outstanding performance of REITs in recent years. While yield has been a factor, we also think that investors have recognized the solid total-return potential within the REIT market. We firmly believed at the close of 2002 that REITs were trading at a slight discount to underlying private-market values. Investors also detected this and compared the return possibilities with investment alternatives, in particular fixed income. Investors realized that, unlike most fixed-income securities, the valuations of REITs are not so vulnerable to a rising-interest-rate environment. We believe, as the economy improves, REITs should experience continued earnings growth. We think that some of the dislocation that occurred in the bond market benefited our sector. The surge in REIT prices in 2003 also occurred despite weakness in the hotel, apartment, industrial and office sectors, where we saw earnings estimates decline consistently throughout the year. It was remarkable that REIT investors were able to look past these short-term disappointments to a potential economic recovery, attractive yields and the reasonable valuations that existed.

Q: What helped the fund's performance during the period?

A: The decision to maintain a lower weighting of the fund's assets in preferred shares explains part of the outperformance. During the period, we limited the fund's exposure to straight preferred issues while maintaining a higher concentration of assets in common and convertible preferred issues. Sector and stock selection also contributed to the fund's strong performance.

Q: How did the regional mall and retail sectors contribute to the fund's return during the fiscal year?

A: The regional mall sector exhibited strong performance during the period. The fund overweighted regional malls and carried a benchmark weighting to a slight overweight in retail. One of the things we've found remarkable has been the resilience of the regional mall and retail sectors. Despite an economy that was struggling to find its feet earlier in the year - and then slowly emerging from the doldrums - consumers continued to spend at a healthy rate throughout. Much of that spending was made possible by a low-interest-rate environment, high levels of loan refinancings and stimulus from the federal government in the form of tax reductions and tax rebates.

With continued strong spending by consumers, it was really the best of times for the regional mall and retail landlords. Retailers kept their inventories at realistic levels and were prudent in their merchandising, avoiding the excesses and the need to move a lot of goods quickly through accelerated markdowns. As a result, they were in a position to expand their businesses, and we saw healthy demand as well as increases in occupancy and rent growth for both the regional mall and retail sectors. The market rewarded these sectors, making them two of the top performers for the year.

Q: How did the apartment sector fare during the period?

A: Apartments were at the other end of the spectrum in terms of fundamental strength. The fund's underweight in apartments during the period helped performance. The low-interest-rate environment that benefited consumers and retail activity weighed heavily on the rental market, as did significant increases in home ownership across the United States. Low interest rates allowed for continued development of additional apartment units in markets that didn't need the space. With tepid demand and a continued influx of new supply, rents have decreased quarter over quarter, and year over year, hurting this sector's fundamentals. An apartment sector stock that was a major detractor from performance during the period was Apartment Investment & Management, which gained only 0.18% for the year when most REIT stocks performed strongly. On the flip side, Gables Residential was up 51.24% in 2003, though this bright spot was not enough to offset the overall gloom in this sector. Obviously, the fund did not hold these securities until after its inception.

Q: Why did the fund add exposure to the health care sector?

A: The reason for adding health care was the attractive pricing we saw within the sector. The market had aggressively discounted health care's prospects in light of federal and state budget deficits as well as credit concerns arising from some health care operator bankruptcies. Our analysis suggested that the sector had been oversold, and that analysis proved correct, as health care performed well over the period. Key catalysts for the turnaround in 2003 included the federal government's proposed 2.9% cost-of-living increase in Medicare payments for nursing home operators and a one-time "administrative fix" that translates into another 3.3% increase in payments for these same operators. A good performer for the fund within this sector was Ventas Incorporated, up 105.7% in 2003 (though the fund did not purchase this stock until the fourth quarter of 2003). Senior Housing Property Trust was another strong performer, up 78.6% for the year. Of course, the risks within this sector remain. Medicaid, which is state funded, could feel the impact of further state budget cuts. However, we believe that attractive investment opportunities exist in health care companies that have lower relative credit risk. With a modest overweight position in this sector, we have positioned the fund to take advantage of these opportunities.

Q: What effect did the office sector have on fund performance?

A: During the period, the fund slightly underweighted the office sector, which helped performance. Job cuts that occurred over the last 12 to 24 months have continued to weigh heavily in terms of absolute vacancy levels, which were at 17.0% at year-end, according to Torto Wheaton Research. This compares with an absolute vacancy level of 8.2 % at the peak of the economic boom in the second quarter of 2000. At present, vacancy levels are especially high in the telecom corridor in Dallas, and in suburban Boston, Denver and San Jose. When job growth returns to the economy, fundamentals for the office sector should begin to improve. Stocks that the fund held within the office sector were Kilroy Realty Corp. (up 52.60% for the year) and Mack-Cali Corp. (up 48.02%) - the fund did not own these securities until after its inception August 29, 2003.

Q: Will you describe the economic environment for industrials?

A: In the industrial space, there were deteriorating fundamentals, but the situation wasn't quite as difficult as with the apartment or office sectors. This is because industrial space generally leads a recovery. When the economy picks up, one of the first things that typically improve is the flow of retail, durable and nondurable goods. And warehouse space demands generally fall in line with the increased flow of goods. Industrials were reasonably hard hit for most the period, but they regained ground during the fourth quarter due to positive manufacturing news.

Q: How did the hotel sector perform?

A: In the second and third quarters, hotels performed strongly, but they underperformed in the fourth quarter due to concerns about relatively high valuations.

Q: Will you describe how the fund was leveraged and how this leverage was hedged?

A: Consistent with the fund's strategy of using leverage in an effort to increase returns, the fund raised $350 million of debt during the fourth calendar quarter by issuing preferred shares. The fund then invested the proceeds of these shares according to the fund's model strategy to seek a higher dividend yield. So, the fund was able to capture an attractive spread as part of the return to our common shareholders. Soon after this issuance, the fund hedged $263 million by entering into three interest-rate swap agreements, each having an $87.5 million notional amount, with terms of three, five and seven years, respectively. The swap agreements allow the fund to reduce the risk of rising interest rates. What is unique concerning the fund's hedging strategy compared with similar funds is the underlying duration of the fund's fixed-rate hedge, currently at 4.75 years. The duration of the fund's hedge is longer than most of our competitors. While the fund paid more up front for this arrangement, we did so in the interest of the fund's long-term stability. We believe that this is one of the unique characteristics of the fund that the market has yet to appreciate and price into the fund's market value. Note, however, that fledging strategies are subject to special risks, and the success of such strategies cannot be guaranteed.

Q: How do you assess the REIT market at this time?

A: At present, we believe the REIT universe trades at a premium of at least 5% above private-market values. We believe that part of the reason why REITs performed so well this past year is that private-market values rose considerably in 2003, defying experts' predictions. We also think that investors have been rewarded for some of the growth that's going to occur in the years to come. Generally speaking, we continue to see reasonable valuations within the REIT market relative to alternative investments. With an average dividend yield of 5.47%, according to Wilshire Associates, REITs can offer a compelling vehicle for investors seeking to add income potential and diversification to their portfolios. Note that diversification does not eleminate risk.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary December 31, 2003

Asset Allocation	12/31/03

Common Stocks	75%
Preferred Stocks	12%
Convertible Preferred Stocks	2%
Cash Equivalents	11%
Total Asset Allocation	100%

Sector Diversification (excludes cash equivalents)	12/31/03

Office	22%
Shopping Centers	15%
Apartments	15%
Regional Malls	13%
Industrials	10%
Health Care	8%
Diversified	6%
Hotels	6%
Office/Industrials	5%
100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2003 (34.9% of Portfolio)
1. The Mills Corp. "E" Operator of real estate trust	4.8%
2. Glimcher Realty Trust Developer and manager of regional malls and shopping centers	4.1%
3. Arden Realty Group, Inc. Owner of office properties	4.0%
4. First Industrial Realty Trust, Inc. Developer and manager of bulk warehouses and light industrial properties	3.9%
5. Liberty Property Trust Owner of office and industrial properties	3.5%
6. Amli Residential Properties Trust Provider of real estate services	3.2%
7. Glenborough Realty Trust, Inc. Owner and operator of various types of income-producing properties	3.0%
8. Colonial Properties Trust Developer of retail, multifamily and office properties	2.8%
9. Apartment Investment & Management Co. Owner of diversified portfolio of multifamily apartment properties	2.8%
10. Mid-America Apartment Communities, Inc. Owner and developer of multi-family apartment communities	2.8%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A monthly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request no earlier than 15 days after month end. Please call 1-800-621-1048.

Investment Portfolio as of December 31, 2003

	Shares	Value ($)

Common Stocks 119.2%
Apartments 21.1%
Amli Residential Properties Trust (REIT)	1,146,100	30,715,480
Apartment Investment & Management Co. Class A (REIT)	784,859	27,077,635
Archstone-Smith Trust (REIT)	551,008	15,417,204
Home Properties, Inc. (REIT)	512,300	20,691,797
Mid-America Apartment Communities, Inc. (REIT)	800,000	26,864,000
Town & Country Trust (REIT)	314,200	7,964,970
		128,731,086
Diversified 8.2%
Colonial Properties Trust (REIT)	687,300	27,217,080
iStar Financial, Inc. (REIT)	455,300	17,711,170
One Liberty Properties, Inc. (REIT)	150,000	2,992,500
Sizeler Property Investors, Inc. (REIT)	161,700	1,731,807
		49,652,557
Health Care 7.9%
LTC Properties, Inc. (REIT)	180,600	2,662,044
National Health Investors, Inc. (REIT)	43,900	1,092,232
Nationwide Health Properties, Inc. (REIT)	622,700	12,173,785
Senior Housing Properties Trust (REIT)	407,500	7,021,225
Ventas, Inc. (REIT)	704,300	15,494,600
Windrose Medical Properties Trust (REIT)	789,000	9,791,490
		48,235,376
Hotels 5.7%
Hersha Hospitality Trust	1,262,500	12,751,250
Hospitality Properties Trust	536,200	22,134,336
		34,885,586
Industrials 14.0%
Duke Realty Investments, Inc. (REIT)	388,800	12,052,800
EastGroup Properties, Inc. (REIT)	361,500	11,705,370
First Industrial Realty Trust, Inc. (REIT)	1,120,100	37,803,375
First Potomac Realty Trust (REIT)*	170,000	3,185,800
Keystone Property Trust (REIT)	916,400	20,243,276
		84,990,621
Office 28.1%
Arden Realty Group, Inc. (REIT)	1,261,472	38,273,060
CarrAmerica Realty Corp. (REIT)	501,200	14,925,736
Equity Office Properties Trust (REIT)	332,000	9,511,800
Glenborough Realty Trust, Inc. (REIT)	1,446,508	28,857,835
Highwoods Properties, Inc. (REIT)	988,300	25,102,820
HRPT Properties Trust (REIT)	2,515,000	25,376,350
Koger Equity, Inc. (REIT)	294,500	6,163,885
Lexington Corporate Properties Trust (REIT)	451,500	9,115,785
Mack-Cali Realty Corp. (REIT)	329,382	13,708,879
		171,036,150
Office/Industrials 6.7%
Kilroy Realty Corp. (REIT)	207,100	6,782,525
Liberty Property Trust (REIT)	877,500	34,134,750
		40,917,275
Regional Malls 17.9%
Gables Residential Trust (REIT)	719,500	24,995,430
Glimcher Realty Trust (REIT)	1,773,253	39,685,402
Pennsylvania Real Estate Investment Trust (REIT)	488,639	17,737,596
Simon Property Group, Inc. (REIT)	533,800	24,736,292
Tanger Factory Outlet Centers, Inc. (REIT)	45,000	1,831,500
		108,986,220
Retail 0.4%
Developers Diversified Realty Corp. (REIT)*	104,700	2,720,106
Shopping Centers 9.2%
Cedar Shopping Centers, Inc. (REIT)	250,000	3,105,000
Heritage Property Investment Trust (REIT)	700,600	19,932,070
New Plan Excel Realty Trust (REIT)	462,100	11,400,007
Ramco-Gerhsenson Properties Trust (REIT)	754,800	21,360,840
		55,797,917
Total Common Stocks (Cost $701,672,948)		725,952,894

Preferred Stock 18.7%
Apartments 0.6%
Apartment Investment & Management Co. Class T (REIT)	136,200	3,513,960
Hotels 3.0%
Felcor Lodging Trust, Inc.	116,600	2,921,996
Host Marriot Corp. Class A	112,600	3,010,924
Host Marriot Corp. Class B	42,800	1,155,600
Host Marriot Corp. Class C	66,500	1,813,455
LA Quinta Corp. Class A	86,500	2,198,830
LaSalle Hotel Properties Class B	270,000	7,338,600
		18,439,405
Office 3.3%
SL Green Realty Corp. Class C (REIT)	775,000	19,956,250
Shopping Centers 11.8%
Kramont Realty Trust Class E (REIT)	800,000	20,000,000
The Mills Corp. Series E (REIT)	1,720,000	46,612,000
Saul Centers, Inc. (REIT)	200,000	5,300,000
		71,912,000
Total Preferred Stock (Cost $88,019,172)		113,821,615

Convertible Preferred Stock 2.8%
Health Care 2.8%
LTC Properties, Inc. (REIT) (Cost $13,312,500)	532,500	16,640,625

	Principal Amount ($)	Value ($)

Repurchase Agreement 17.3%
State Street Bank and Trust Company, 0.78%, dated 12/31/2003, to be repurchased at $105,425,568 on 1/2/2004 (b) (Cost $105,421,000)	105,421,000	105,421,000

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $908,425,620) (a)	158.0	961,836,134
Other Assets and Liabilities, Net	(0.5)	(3,244,687)
Preferred Stock, at Redemption Value	(57.5)	(350,000,000)
Net Assets Applicable to Common Shareholders	100.0	608,591,447

* Non-income producing security.
(a) The cost for federal income tax purpose was $908,425,620. At December 31, 2003, net unrealized appreciation for all securities based on tax cost was $53,410,514. This consisted of aggregate gross unrealized appreciation for all securities in which there was a excess of value over tax cost of $56,868,444 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,457,930.
(b) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
49,210,000	US Treasury Bill	.78**	6/24/2004	48,963,950
45,335,000	US Treasury Note	6.750	5/15/2005	48,961,800
8,260,000	US Treasury Bond	6.250	8/15/2023	9,611,278
				107,537,028

** Annualized yield

At December 31, 2003, open interest rate swaps were as follows:

Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Net Unrealized Appreciation/ (Depreciation) ($)
11/26/2003 11/26/2006	87,500,000+	Fixed - 2.805%	USD - Floating LIBOR BBA	(420,000)
11/26/2003 11/26/2008	87,500,000+	Fixed - 3.589%	USD - Floating LIBOR BBA	(367,500)
11/26/2003 11/26/2010	87,500,000++	Fixed - 4.065%	USD - Floating LIBOR BBA	(227,500)
Total net unrealized depreciation				(1,015,000)

Counter Party:
+ Bank of America
++ Goldman, Sachs & Co.
LIBOR: Represents the London InterBank Offered Rate.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2003
Assets
Investments: Investments in securities, at value (cost $803,004,620)	$ 856,415,134
Repurchase agreements, at value (cost $105,421,000)	105,421,000
Total investments in securities, at value (cost $908,425,620)	961,836,134
Cash	677
Receivable for investments sold	220,804
Dividends receivable	6,024,023
Due from Advisor	3,789
Total assets	968,085,427
Liabilities
Payable for investments purchased	6,693,691
Distributions payable	477,802
Interest payable on interest rate swaps	61,890
Net unrealized depreciation on interest rate swaps	1,015,000
Accrued offering costs	642,797
Accrued Investment Management fee	482,511
Other accrued expenses and payables	120,289
Total liabilities	9,493,980
Preferred shares ($25,000 net asset and liquidation value per share applicable to an aggregate of 14,000 shares issued and outstanding)	350,000,000
Net assets applicable to common shareholders, at value	$ 608,591,447
Net Assets
Net assets applicable to common shareholders consist of: Accumulated distributions in excess of net investment income	(477,802)
Net unrealized appreciation (depreciation) on: Investments	53,410,514
Interest rate swaps	(1,015,000)
Paid-in capital	556,673,735
Net assets applicable to common shareholders, at value	$ 608,591,447
Net Asset Value
Net Asset Value per common share ($608,591,447 / 39,389,389 shares of common stock outstanding, $.01 par value, 240,000,000 common shares authorized)	$ 15.45

The accompanying notes are an integral part of the financial statements.

Statement of Operations
Investment Income	For the Period August 29, 2003 (commencement of operations) to December 31, 2003
Income: Dividends	$ 9,049,498
Interest rate swaps, net	(599,940)
Interest	633,573
Total Income	9,083,131
Expenses: Investment Management fee	1,914,257
Services to shareholders	7,865
Custodian and accounting fees	22,827
Auditing	55,215
Legal	3,050
Directors' fees and expenses	210
Reports to shareholders	11,210
Stock exchange listing fee	11,495
Registration fees	1,687
Organization expenses	51,914
Auction agent fee	84,306
Other	7,655
Total expenses, before expense reductions	2,171,691
Expense reductions	(563,459)
Total expenses, after expense reductions	1,608,232
Net investment income (loss)	7,474,899
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	12,918
Capital gain dividend received	1,283,551
1,296,469
Net unrealized appreciation (depreciation) during the period on: Investments	53,410,514
Interest rate swaps	(1,015,000)
52,395,514
Net gain (loss) on investment transactions	53,691,983
Net increase (decrease) in net assets resulting from operations	61,166,882
Distributions to Preferred Shareholder	(521,556)
Net increase (decrease) in net assets, applicable to common shareholders	$ 60,645,326

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	For the period August 29, 2003 (commencement of operations) to December 31, 2003
Operations: Net investment income (loss)	$ 7,474,899
Net realized gain (loss) on investment transactions	1,296,469
Net unrealized appreciation (depreciation) during the period on investment transactions	52,395,514
Net increase (decrease) in net assets resulting from operations	61,166,882
Distributions to Preferred Shareholders	(521,556)
Net increase (decrease) in net assets, applicable to common shareholders	60,645,326
Distributions to common shareholders from: Net investment income	(7,485,988)
Net realized gains	(1,241,626)
Tax return of capital	(3,080,074)
Fund share transactions: Proceeds from issuance of common shares	563,272,910
Net proceeds from shares issued to common shareholders in reinvestment of distributions	899,820
Offering costs from issuance of common shares	(734,184)
Sales load on issuance of Preferred shares	(3,500,000)
Offering costs from issuance of Preferred shares	(284,740)
Net Increase (decrease) in net assets from Fund share transactions	559,653,806
Increase (decrease) in net assets	608,491,444
Net assets at beginning of period	100,003*
Net assets at end of period (including accumulated distributions in excess of net investment income of $477,802)	$ 608,591,447
Other Information
Common shares outstanding at beginning of period (original capital)	6,981**
Common shares issued	39,320,971
Common shares issued to shareholders in reinvestment of distributions	61,437
Net increase (decrease) in Fund common shares	39,382,408
Common shares outstanding at end of period	39,389,389

* Seed capital
** Shares issued from seed capital

The accompanying notes are an integral part of the financial statements.

Financial Highlights

2003[a]
Selected Per Share Data Applicable to Common Shareholders
Net asset value, beginning of period	$ 14.33[b]
Income (loss) from investment operations: Net investment income (loss)[c]	.20
Net realized and unrealized gain (loss) on investment transactions	1.35
Total from investment operations	1.55
Distributions to Preferred Shareholders (common share equivalent)	(.01)
Net increase (decrease) in net assets resulting from operations applicable to common shareholders	1.54
Less distributions to common shareholders: Net investment income	(.19)
Net realized gains	(.03)
Tax return of capital	(.08)
Total distributions to common shareholders	(.30)
Dilution resulting from issuance of Preferred Shares[e]	(.10)
Offering costs charged to paid-in capital	(.02)
Net asset value, end of period	$ 15.45
Market value, end of period	$ 15.30
Total Return
Based on net asset value (%)[d,f]	10.04**
Based on market value (%)[d,f]	3.99**

2003[a]
Ratios to Average Net Assets and Supplemental Data
Common share information at period end
Net assets, end of period ($ millions)	609
Ratios based on net assets of common shares Expenses before expense reductions (%)	1.17*
Expenses after expense reductions (%)	.87*
Net investment income (loss) (%)[g]	4.03*
Common share and Preferred share information at period end
Ratios based on net assets of common and Preferred Shares Expenses before expense reductions (%)	.96*
Expenses after expense reductions (%)	.71*
Net investment income (loss) (%)	3.30*
Portfolio turnover rate (%)	.1*
Preferred share information at period end Aggregate amount outstanding ($millions)	350
Asset coverage per share ($)***	68,471
Liquidation and market value per share ($)	25,000
[a] For the period from August 29, 2003 (commencement of operations) to December 31, 2003.
[b] Beginning per share amount reflects $15.00 initial public offering price net of sales load ($0.675 per share).
[c] Based on average common shares outstanding during the period.
[d] Total returns based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
[e] On November 19, 2003, the Fund issued 14,000 Preferred shares.
[f] Total return would have been lower had certain expenses not been reduced.
[g] Net investment income ratio does not reflect such payments to Preferred shareholders. Ratio reflecting such payments is 3.76%.
* Annualized
** Not annualized
*** Asset coverage per share equals net assets of common shares plus the redemption value of the Preferred shares divided by the total number of Preferred shares outstanding at the end of the period.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder RREEF Real Estate Fund II, Inc. (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, non-diversified management investment company organized as a Maryland corporation. The Fund is authorized to issue 250,000,000 shares, of which 240,000,000 shares are classified as Common Shares, $0.01 par value per share, and 10,000,000 shares are classified as Preferred Shares, $.01 par value per share.

On August 29, 2003, the Fund issued an aggregate of 35,000,000 Common Shares, par value $.01 per share, pursuant to the initial public offering thereof and commenced operations. On October 14, 2003, the Fund issued an additional 4,320,971 Common Shares in connection with a partial exercise by the underwriters of the over-allotment option. In addition on November 19, 2003 the Fund issued 14,000 Preferred Shares.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodial bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments and leveraged capital structure. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the Preferred Shares or any variable rate borrowings. The payment obligations would be based on the notional amount of the swap. Net payments of interest on interest rate swaps agreements are included as part of interest income. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In addition, at the time an interest rate swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ -
Unrealized appreciation (depreciation) on investments	$ 53,410,514

In addition, during the year ended December 31, 2003 the tax character of distributions paid to common and preferred shareholders by the Fund is summarized as follows:

Distributions from ordinary income*	$ 7,965,619
Distributions from long-term capital gains	$ 1,283,551
Distributions from tax return of capital	$ 3,080,074

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Preferred Shares. The Fund has issued and outstanding 2,800 shares of Series A, 2,800 shares of Series B, 2,800 shares of Series C, 2,800 shares of Series D and 2,800 shares of Series E Preferred Shares, each at a liquidation value of $25,000 per share. The Preferred Shares are senior to and have certain class-specific preferences over the common shares. The dividend rate on each series is set through an auction process, and the dividends are generally paid every seven days. At December 31, 2003, the annualized dividend rate, as set by the auction process, for Series A, Series B, Series C, Series D and Series E was 1.40%, 1.30%, 1.75%, 1.75% and 1.30%, respectively. The 1940 Act requires that the Preferred Shareholders of the Fund, voting as a separate class, have the right to: a) elect at least two directors at all times, and b) elect a majority of the directors at any time when dividends on the Preferred Shares are unpaid for two full years. Unless otherwise required by law or under the terms of the Preferred Shares designation statement, each preferred share is entitled to one vote and Preferred Shareholders will vote together with common shareholders as a single class and have the same voting rights. Dividends on the Preferred Shares are cumulative. The Fund is subject to certain limitations and restrictions while the Preferred Shares are outstanding. Under the 1940 Act, the Fund is required to maintain asset coverage of at least 200% with respect to the Preferred Shares as of the last business day of each month in which any shares are outstanding.

Organization and Offering Costs. Costs incurred by the Fund in connection with its organization of common shares, amounting to $51,914, were paid by the Fund. Offering costs of $734,184 were incurred in connection with the offering of Common Shares and were charged directly to paid-in capital. Offering costs of $284,740 were incurred in connection with the offering of Preferred Shares and were charged directly to paid-in capital.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Distributions received from Real Estate Investment Trusts (REITs) in excess of income are recorded as a reduction of cost of investments and/or realized gain. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

B. Purchases and Sales of Securities

During the year ended December 31, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $806,661,160 and $220,821, respectively.

C. Related Parties

Investment Management Agreement. Under the Investment Management Agreement with Deutsche Asset Management, Inc., ("DeAM, Inc." or the "Investment Manager"), the Investment Manager is responsible for managing the Fund's affairs and supervising all aspects of the Fund's operations, except for distribution services, subject to the general oversight of the Fund's Board of Directors. Pursuant to the Investment Advisory Agreement, the Investment Manager has delegated the day to day management of the Fund's investment portfolio to RREEF America, L.L.C. (the "Investment Advisor"). Subject to the general supervision of the Fund's Board of Directors and the Investment Manager, the Investment Advisor is responsible for managing the investment operations of the Fund and the composition of the Fund's holdings of securities and other investments. The Investment Advisor is an affiliate of DB Real Estate, the real estate investment management group of Deutsche Asset Management. The Investment Manager, not the Fund, compensates the Investment Advisor for its services. The Investment Management fee payable under the Investment Management Agreement is equal to an annual rate of 0.85% of the Fund's average daily total managed assets of both Common and Preferred Shares, computed and accrued daily and payable monthly.

In addition, for the period from August 29, 2003 (commencement of operations) through December 31, 2003, the Investment Manager contractually agreed to waive a portion of its Investment Management fees in the amount of 0.25% of the Fund's average daily total managed assets (which includes the liquidation preference of any Fund Preferred Shares) until August 28, 2008, such waiver declining by 0.05% in each of the next four years. Accordingly, for the period, the Investment Manager did not impose a portion of its Investment Management fee pursuant to the Investment Management Agreement aggregating $563,017 and the amount imposed aggregated $1,351,240 which was equivalent to an annual effective rate of 0.60% of the Fund's average daily total managed assets of both Common and Preferred Shares.

Service Provider Fees. Scudder Investments Service Company (``SISC''), an affiliate of the Investment Manager and Investment Advisor, is the transfer, dividend-paying and shareholder service agent for common shares of the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc., ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. The amount charged to the Fund for the year ended December 31, 2003 by SISC aggregated $7,865, all of which is unpaid.

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Investment Manager and Investment Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Pursuant to a sub-accounting agreement between SFAC and State Street Bank and Trust Company ("SSB"), SFAC has delegated all accounting functions to SSB. SFAC compensates SSB for the accounting service fee it receives from the Fund. The amount charged to the Fund for the period August 29, 2003 (commencement of operations) through December 31, 2003 by SFAC aggregated $18,150, all of which is unpaid.

Deutsche Bank Trust Company Americas, an affiliate of the Investment Manager and Investment Advisor, is the auction agent with respect to the Preferred shares. The auction agent will pay each broker dealer a service charge from funds provided by the Fund. The amount charged to the Fund ("Auction Agent Fee") for the period November 19, 2003 (issuance of Preferred Shares) to December 31, 2003 aggregated $84,306, of which $8,678 is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the period August 29, 2003 (commencement of operations) through December 31, 2003, the Fund's custodian fee was reduced by $442 for custodian credits earned.

E. Real Estate Concentration Risk

The Fund concentrates its investments in real estate securities, including REITs. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate such as declines in property values; increase in property taxes, operating expenses, interest rates or competition; zoning changes; and losses from casualty and condemnation.

Report of Independent Auditors

To the Board of Directors and Shareholders of
Scudder RREEF Real Estate Fund II, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder RREEF Real Estate Fund II, Inc. (the "Fund") at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the period from August 29, 2003 (commencement of operations) to December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

Boston, Massachusetts February 27, 2004	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund reported distributions of $0.04 per share from net long-term capital gains during the period ended December 31, 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $1,400,000 as capital gain dividends for the period ended December 31, 2003.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-294-4366.

Dividend Reinvestment and Cash Purchases Plan

UMB Bank, N.A. (the "Plan Agent"), including any successor Plan Agent, has been appointed by the Board of Directors of the Fund to act as agent for each shareholder who has not elected in writing to receive dividends and distributions in cash (each a "Participant") under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"). The Fund's transfer agent and dividend disbursing agent (the "Transfer Agent") will open an account for each Participant under the Plan in the same name in which such Participant's present shares are registered, and put into effect for such Participant the dividend reinvestment option of the Plan as of the first record date for a dividend or capital gains distribution, and the cash purchase option of the Plan as of the next appropriate date as provided below.

Whenever the Fund declares an income dividend or a capital gains distribution payable in Common Shares or cash at the option of the shareholders, each Participant is deemed to have elected to take such dividend or distribution entirely in additional shares of Common Shares of the Fund, and the Transfer Agent shall record such shares, including fractions, for the Participant's account. If the market price per share of the Fund's Common Shares on the valuation date equals or exceeds the net asset value per share on the valuation date, the number of additional shares to be credited to the Participant's account shall be determined by dividing the dollar amount of the dividend or capital gains distribution payable on the Participant's shares by the greater of the following amounts per share of the Fund's Common Shares on the valuation date: (a) the net asset value, or (b) 95% of the market price. If the market price per share of the Fund's Common Shares on the valuation date is less than the net asset value per share on the valuation date, the Plan Agent shall apply the dollar amount of the dividend or capital gains distribution on such Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend and distribution) to the purchase on the open market of shares of the Fund's Common Shares for the Participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law. The valuation date will be the payment date for the dividend or capital gains distribution or, if such date is not an American Stock Exchange trading date, then the next preceding American Stock Exchange trading date.

Should the Fund declare an income dividend or capital gains distribution payable only in cash, the Plan Agent shall apply the amount of such dividend or distribution on each Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of shares of the Fund's Common Shares for the Participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law.

For all purposes of the Plan: (a) the market price of the Fund's Common Shares on a particular date shall be the mean between the highest and lowest sales prices on the American Stock Exchange on that date, or, if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date provided, however, that if the valuation date precedes the "ex-dividend" date on such Exchange for a particular dividend and/or distribution, then the market price on such valuation date shall be as determined above, less the per share amount of the dividend and/or distribution; (b) net asset value per share of the Fund's Common Shares on a particular date shall be as determined by or on behalf of the Fund; and (c) all dividends, distributions and other payments (whether made in cash or in shares) shall be made net of any applicable withholding tax.

Each Participant, semi-annually, has the option of sending additional funds, in any amount from $100 to $3,000 for the purchase on the open market of shares of the Common Shares of the Fund for such Participant's account. Voluntary payments will be invested by the Plan Agent on or shortly after the 15th of February and August, and in no event more than 45 days after such dates except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities law. Optional cash payments received from a Participant on or prior to the fifth day preceding the 15th of February or August will be applied by the Plan Agent to the purchase of additional shares of Common Shares as of that investment date. Funds received after the fifth day preceding the 15th of February or August and prior to the 30th day preceding the next investment date will be returned to the Participant. No interest will be paid on optional cash payments held until investment. Consequently, Participants are strongly urged to make their optional cash payments shortly before the 15th of February or August. However, Participants should allow sufficient time to ensure that their payments are received by the Transfer Agent on or prior to the fifth day preceding the 15th of February or August. Optional cash payments should be in US funds and be sent by first-class mail, postage prepaid, only to the following address:

Scudder RREEF Real Estate Fund II, Inc.
Dividend Reinvestment and Cash
Purchase Plan
811 Main Street
Kansas City, MO 64105-2005
(800) 294-4366

Deliveries to any other address do not constitute valid delivery. Participants may withdraw their entire voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

Investments of voluntary cash payments and other open-market purchases provided for above may be made on any securities exchange where the Fund's Common Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Participants' funds held by the Plan Agent or the Transfer Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase shares within 45 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Common Shares of the Fund acquired for a Participant's account. For the purposes of cash investments the Plan Agent or the Transfer Agent may commingle Participants' funds, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent as Agent shall be the price per share allocable to each Participant in connection therewith.

The Transfer Agent will record shares acquired pursuant to the Plan in noncertificated form on the books of the Fund in the Participant's name. The Transfer Agent will forward to each Participant any proxy solicitation material. Upon a Participant's written request, the Transfer Agent will deliver to such Participant, without charge, a certificate or certificates for the full shares.

The Transfer Agent will confirm to each Participant each acquisition made for such Participant's account as soon as practicable but no later than 60 days after the date thereof. The Transfer Agent will send to each Participant a statement of account confirming the transaction and itemizing any previous reinvestment activity for the calendar year. A statement reflecting the amount of cash received by the Transfer Agent will be issued on receipt of each cash deposit. The statements are the record of the costs of shares and should be retained for tax purposes. Certificates representing shares will not be issued to a Participant under the Plan unless such Participant so requests in writing or unless his account is terminated. Although Participants may from time to time have an undivided fractional interest (computed to four decimal places) in a share of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to a Participant's account. In the event of termination of a Participant's account under the Plan, the Transfer Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any stock dividends or split shares distributed by the Fund on shares held for a Participant under the Plan will be credited to such Participant's account. In the event that the Fund makes available to its shareholders rights to purchase additional shares or other securities, the shares held for a Participant under the Plan will be added to other shares held by such Participant in calculating the number of rights to be issued to such Participant.

The Plan Agent's and/or Transfer Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a $1.00 service fee for each voluntary cash investment and a pro rata share of brokerage commissions on all open market purchases.

Participants may terminate their accounts under the Plan by notifying the Transfer Agent in writing. Such termination will be effective immediately if such Participant's notice is received by the Transfer Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective as soon as practicable upon completion of the reinvestment of capital gains distributions or income dividends. The Plan may be terminated by the Fund upon notice in writing mailed to Participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination the Transfer Agent will cause a certificate or certificates for the full number of shares held for each Participant under the Plan and cash adjustment for any fraction to be delivered to such Participant without charge.

If a Participant elects by notice to the Plan Agent in writing in advance of such termination to have the Plan Agent sell part or all of such Participant's shares and remit the proceeds to such Participant, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions for this transaction and any transfer taxes. In such case, certificates for withdrawn shares will not be issued to such Participant, and the Plan Agent will, within ten (10) business days after receipt of such written notice, cause such shares to be sold at market prices for such Participant's account. It should be noted, however, that the Fund's share price may fluctuate during the period between a request for sale, its receipt by the Plan Agent, and the ultimate sale in the open market within 10 business days. This risk should be evaluated by such Participant when considering whether to request that the Plan Agent sell his or her shares. The risk of a price decline is borne solely by such Participant. A check for the proceeds will not be mailed prior to receipt by the Transfer Agent of proceeds of the sale; settlement currently occurs three (3) business days after the sale of shares. Information regarding the sale of shares will be provided to the Internal Revenue Service (the "IRS").

The reinvestment of dividends and capital gains distributions does not relieve the Participant of any income tax which may be payable on such dividends and distributions. The Transfer Agent will report to each Participant the taxable amount of dividends and distributions credited to his account. Foreign shareholders who elect to have their dividends and distributions reinvested and whose dividends and distributions are subject to United States income tax withholding will have their dividends and distributions reinvested net of withholding tax. U.S. shareholders who elect to have their dividends and distributions reinvested will have their dividends and distributions reinvested net of the back-up withholding tax imposed under Section 3406(a)(i) of the Internal Revenue Code of 1986, as amended, if (i) such shareholder has failed to furnish to the Fund his taxpayer identification number (the "TIN"), which for an individual is his social security number; (ii) the IRS has notified the Fund that the TIN furnished by the shareholder is incorrect; (iii) the IRS notifies the Fund that the shareholder is subject to back-up withholding; or (iv) the shareholder has failed to certify, under penalties of perjury, that he is not subject to back-up withholding. Foreign non-corporate shareholders may also be subject to back-up withholding tax with respect to long-term capital gains distributions if they fail to make certain certifications. Shareholders have previously been requested by the Fund or their brokers to submit all information and certifications required in order to exempt them from back-up withholding if such exemption is available to them.

These terms and conditions may be amended or supplemented by the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission, any securities exchange on which shares of the Fund are listed, or any other regulatory authority, only by mailing to Participants appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by a Participant unless, prior to the effective date thereof, the Transfer Agent receives written notice of the termination of such Participant's account under the Plan. Any such amendment may include an appointment by the Fund of a successor Plan Agent or Transfer Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent or Transfer Agent under these terms and conditions. Notwithstanding the above, if for any reason operation of the Plan in accordance with its terms should become impracticable or unreasonable under the circumstances then prevailing, or in the judgment of the Fund's Board of Directors such operation would not be in the interests of the Fund's shareholders generally, then the Fund's Board of Directors shall have the authority to amend, effective immediately, the terms of the Plan to the extent that such amendment does not adversely affect the interests of Participants in any material respect. Appropriate written notice of such amendment shall be given within 30 days of its effective date.

Each of the Plan Agent and Transfer Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under the Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of New York.

Directors and Officers

Independent Directors
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Director since 2003	Chairman, Diligence LLC (international information-collection and risk-management firm) (September 2002 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).
		68
S. Leland Dill 3/28/30 Director since 2003	Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992); Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986).	66
Martin J. Gruber 7/15/37 Director since 2003	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee, CREF (pension fund) (since January 2000); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996-January 2000).	66
Joseph R. Hardiman 5/27/37 Director since 2003	Private Equity Investor (January 1997 to present); Director, Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).
		66
Richard J. Herring 2/18/46 Director since 2003	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	66
Graham E. Jones 1/31/33 Director since 2003	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	66
Rebecca W. Rimel 4/10/51 Director since 2003	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present).	66
Philip Saunders, Jr. 10/11/35 Director since 2003	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	66
William N. Searcy 9/03/46 Director since 2003	Private investor (since October 2003); Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989 to October 2003).	66
Robert H. Wadsworth 1/29/40 Director since 2003	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1983 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (April 1999-June 2002); President, Investment Company Administration, L.L.C. (January 1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies).
* Inception date of the corporation which was the predecessor to the L.L.C.
		69

Interested Director
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard T. Hale[4] 7/17/45 Chairman and Director since 2003	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present). Formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999).
201

Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Richard T. Hale[4] 7/17/45 Chief Executive Officer since 2003	See information presented under Interested Director.
Brenda Lyons[5] 2/21/63 President since 2003	Managing Director, Deutsche Asset Management.
Kenneth Murphy[5] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2003	Vice President, Deutsche Asset Management (September 2000-present). Formerly, Director, John Hancock Signature Services (1992-2000).
Bruce A. Rosenblum 9/14/60 Vice President and Assistant Secretary since 2003	Director, Deutsche Asset Management.
Charles A. Rizzo[5] 8/5/57 Treasurer and Chief Financial Officer since 2003	Director, Deutsche Asset Management (April 2000 to present); Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

Salvatore Schiavone[5] 11/03/65 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Lucinda H. Stebbins[5] 11/19/45 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Kathleen Sullivan D'Eramo[5] 1/25/57 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
John Millette[5] 8/23/62 Secretary since 2003	Director, Deutsche Asset Management.
Daniel O. Hirsch 3/27/54 Assistant Secretary and Chief Legal Officer since 2003	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

Caroline Pearson[5] 4/01/62 Assistant Secretary since 2003	Managing Director, Deutsche Asset Management.

1 Unless otherwise indicated, the mailing address of each Director and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
2 Length of time served represents the date that each Director or Officer first began serving in that position with Scudder RREEF Real Estate Fund II, Inc.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 Mr. Hale is a Director who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of Deutsche Asset Management, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates.
5 Address: Two International Place, Boston, Massachusetts.

Account Management Resources

Automated Information Lines	Scudder Closed-End Fund Info Line (800) 349-4281
Web Site	www.scudder.com or visit our Direct Link: CEF.Scudder.com (Do not use www.) Obtain monthly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Asset Management, Inc. 280 Park Avenue New York, NY 10017
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Legal Counsel	Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019
Dividend Re-Investment Plan Agent	UMB Bank P.O. Box 410064 Kansas City, MO 64141-0064
Shareholder Service Agent	UBS Securities LLC 299 Park Avenue New York, NY l0l71
Transfer Agent	Scudder Investments Service Company 811 Main Street Kansas City, MO 64121-9066 (800) 294-4366
Custodian	State Street Bank and Trust Company One Heritage Drive North Quincy, MA 02171
Independent Auditors	PricewaterhouseCoopers LLP 125 High Street Boston, MA 02110

AMEX Symbol	SRO	CUSIP Number	81119R108

ITEM 2.         CODE OF ETHICS.

As of the end of the period, December 31, 2003, Scudder RREEF Real Estate Fund
II, Inc. has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr. S.
Leland Dill. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                     SCUDDER RREEF REAL ESTATE FUND II, INC.
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP
("PWC"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

------------ ------------------ ------------------- -------------------- -------------------
Fiscal Year                                                                     All
   Ended      Audit Fees Billed    Audit-Related     Tax Fees Billed to  Other Fees Billed
December 31        to Fund      Fees Billed to Fund         Fund              to Fund
------------ ------------------ ------------------- -------------------- -------------------
------------ ------------------ ------------------- -------------------- -------------------
2003*              $68,400               $0                $7,720                $0
------------ ------------------ ------------------- -------------------- -------------------
------------ ------------------ ------------------- -------------------- -------------------
2002                 N/A                N/A                  N/A                N/A
------------ ------------------ ------------------- -------------------- -------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance.

* Fund commenced operations on August 29, 2003.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

----------- --------------------- ---------------------- -------------------
               Audit-Related                                   All
               Fees Billed to       Tax Fees Billed to    Other Fees Billed
Fiscal Year     Adviser and            Adviser and         to Adviser and
   Ended      Affiliated Fund        Affiliated Fund      Affiliated Fund
December 31  Service Providers      Service Providers    Service Providers
----------- --------------------- ---------------------- -------------------
2003              $538,457                 $0                    $0
----------- --------------------- ---------------------- -------------------
2002              $399,300               $69,500              $92,400
----------- --------------------- ---------------------- -------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

----------- --------------- ----------------------- -------------------- -------------------
                             Total Non-Audit Fees
                             billed to Adviser and
                               Affiliated Fund
                              Service Providers     Total Non-Audit Fees
                             (engagements related     billed to Adviser
                               directly to the       and Affiliated Fund
                 Total          operations and        Service Providers
             Non-Audit Fees   financial reporting         (all other
Fiscal Year  Billed to Fund      of the Fund)           engagements)     Total of (A), (B)
   Ended
December 31        (A)               (B)                     (C)             and (C)
----------- --------------- ----------------------- -------------------- -------------------
2003               $7,720             $0                 $3,967,000           $3,974,720
----------- --------------- ----------------------- -------------------- -------------------
2002                 $0            $161,900              $17,092,950          $17,254,850
----------- --------------- ----------------------- -------------------- -------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines. The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), a Proxy
Voting Desktop Manual ("Manual"), and Proxy Voting Guidelines ("Guidelines") for
this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the advisor and its affiliates, including the Fund's principal underwriter. The
Manual sets forth the procedures that the advisor has implemented to vote proxies, including monitoring for corporate events, communicating with the fund's custodian regarding proxies, considering the merits of each proposal, and executing and recording the proxy vote. The Guidelines set forth the advisor's general position on various proposals, such as:

o    Shareholder  Rights -- The advisor  generally votes against  proposals that restrict shareholder rights.

o    Corporate  Governance -- The advisor  generally votes for  confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o    Anti-Takeover  Matters -- The advisor  generally  votes for proposals  that require shareholder  ratification of poison pills or that request boards to redeem  poison pills,  and votes  "against" the adoption of poison pills if they are  submitted for  shareholder  ratification.  The advisor  generally votes for fair price proposals.

o    Routine  Matters -- The advisor  generally  votes for the  ratification  of auditors,  procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the advisor's general voting positions on various proposals, the advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the
Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the
Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the advisor departs from the Guidelines with respect to a particular proxy or if the
Guidelines do not specifically address a certain proxy proposal, a committee established by the advisor will vote the proxy. Before voting any such proxy, however, the committee will exclude from the voting discussions and determinations any member who is involved in or aware of a material conflict of interest. If, after excluding any and all such members, there are fewer than three voting members remaining, the advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the advisor may not be able to vote proxies or the advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The advisor generally does not vote proxies on securities subject to share blocking restrictions.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the filing period of the report, management identified issues relating to the overall fund expense payment and accrual process. Management discussed these matters with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 10.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         RREEF Real Estate Fund II, Inc.

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               February 27, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         RREEF Real Estate Fund II, Inc.

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               February 27, 2004
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               February 27, 2004
                                    ---------------------------